UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                June 17, 2003
                                Date of Report
                     (Date of Earliest Event Reported)

                           OXFORD TECHNOLOGIES INC.
           (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
             (State or Other Jurisdiction of Incorporation)

                000-49854                           04-3615974
       (Commission File Number)       (IRS Employer Identification No.)

                     524 Westgate Drive, Edison, NJ 08820
         (Address of Principal Executive Offices, including ZIP Code)

                               (908) 412-9273
               Registrant's Telephone Number, including Area Code

                                Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Item 4.  Changes in Registrant's Certifying Accountant

     On June 17, 2003, Oxford Technologies Inc. (the "Company") engaged Demetrius & Co., LLC, as the independent public accountants for the Company and its subsidiary. Following this engagement, Demetrius & Co., LLC will audit the Company's financial statements for the years and periods as specified by Regulation S-X in connection with the Company's acquisition of Axiom Manufacturing Services Limited, a UK corporation, for which the Company filed with the Securities and Exchange Commission on Form 8-K dated February 18, 2003. The decision to appoint Demetrius & Co., LLC was approved by the Company's Audit Committee and the Board of Directors. Grace T. Fan, CPA, LLC, d/b/a ATA CPAs, Group was dismissed as the Company's independent public accountants after the Company's Audit Committee and the Board of Directors approved the appointment of a new independent auditor on June 17, 2003.

     Grace T. Fan, CPA, LLC, d/b/a ATA CPAs, Group served as the Company's independent public accountants for the period from April 19, 2003, to June 17, 2003, during which Grace T. Fan, CPA, LLC never prepared or issued a report on behalf of the Company.

     During the period from April 19, 2003, to Grace T. Fan, CPA, LLC's dismissal on June 16, 2003, there were no disagreements between the Company and Grace T. Fan, CPA, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grace T. Fan, CPA, LLC would have caused Grace T. Fan, CPA, LLC to make reference to the matter of the disagreement(s) in connection with its reports. In addition, during the period from April 19, 2003 to June 17, 2003, the date of Grace T. Fan, CPA, LLC's dismissal, there were no reportable events as that term is described in
Item 304(a)(1)(iv) of Regulation S-B.

     At no time prior to June 17, 2003, did the Company (or anyone on behalf of the Company) consult with Demetrius & Co., LLC on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement with Grace T. Fan, CPA, LLC, or a reportable event, as defined in Item 304(a)(2) of Regulation S-B.

     The Company provided Grace T. Fan, CPA, LLC, its former accountants, with a copy of this Report prior to filing with the Securities and Exchange Commission (the "Commission"). The Company requested that Grace T. Fan, CPA, LLC furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated June 18, 2003, is filed as Exhibit 16 to this Report on Form 8-K.



EXHIBITS

16.1 Letter from Grace T. Fan, CPA, LLC stating that it has reviewed the Form 8-K and has no objection to the statements made in this Form 8-K.



                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


OXFORD TECHNOLOGIES INC.

By:  /s/ Jacinta Sit
   -------------------------
   Jacinta Sit, President


 Date:  June 18, 2003